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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 25, 2000
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                            NTL COMMUNICATIONS CORP.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                         0-22616                       52-1822078
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(State or Other               (Commission                   (IRS Employer
 Jurisdiction of               File Number)                  Identification No.)
 Incorporation)

110 East 59th Street, New York, New York                               10022
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(Address of Principal Executive Offices)                             (Zip code)


Registrant's Telephone Number, including area code (212) 906-8440

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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.        Other Events.
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     On September 25, 2000, NTL Communications Corp. ("NTL") issued a press release announcing that it had launched an issue of $500,000,000 of Senior Notes due 2010 (the "Notes"). The Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. A copy of the press release is attached hereto as exhibit 99.1 and incorporated herein by reference.



     In connection with the offering of the Notes, NTL intends to provide investors with certain pro forma financial information relating to NTL, ConsumerCo and NTL Business Limited, attached hereto as Exhibit 99.2.



Item 7.        Financial Statements and Exhibits.
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               Exhibits

99.1           Press release, issued September 25, 2000

99.2           Unaudited Pro Forma Financial Data








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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               NTL COMMUNICATIONS CORP.
                                               (Registrant)

                                               By: /s/ Richard J. Lubasch
                                               --------------------------------
                                               Name:   Richard J. Lubasch
                                               Title:  Executive Vice President-
                                                        General Counsel

Dated: September 26, 2000








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                                  EXHIBIT INDEX
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Exhibit                                                                 Page
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99.1      Press release, issued September 25, 2000

99.2      Unaudited Pro Forma Financial Data







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